                                 EXHIBIT 10.3

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


     This PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of May 2, 2001, is by and between Webb Interactive Services, Inc., a corporation organized and existing under the laws of Colorado (the "Pledgor") and France Telecom Technologies, a corporation organized under the laws of France (the "Pledgee").

                                   Recitals
                                   --------

     WHEREAS, the Pledgor and Jabber.com, a Delaware corporation (the "Obligor") and a subsidiary of the Pledgor have entered into a Note Purchase Agreement (the "Purchase Agreement") of even date herewith with French Telecom Technologies, a French corporation ("FTT"). In connection with the Purchase Agreement, the Obligor has given a promissory note to FTT, date of even date herewith (the "Note");

     WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement and the Note and to induce FTT to consummate the transactions set forth in the Purchase Agreement and the Note, the Pledgor has guaranteed the payment and performance by the Obligor of its obligations under the Note pursuant to the Corporate Guaranty (the "Guaranty") of even date herewith. As a further condition to the consummation of the transactions contemplated by the Purchase Agreement and the Note, the Pledgor has agreed to secure its obligations under the Guaranty by entering into this Agreement.

                                   Agreement
                                   ---------

     NOW, THEREFORE, the Pledgor and the Pledgee hereby agree as follows:

     1.   Pledge and Grant of Security Interest.
          --------------------------------------

          (a) For value received and to induce the Pledgee to enter into the Purchase Agreement and extend a loan to the Obligor, the Pledgor hereby pledges and assigns to the Pledgee and grants as security to the Pledgee for all present and future obligations, indebtedness and liabilities of all kinds of Pledgor to the Pledgee under the Note, the Purchase Agreement and the other Transaction Documents (collectively referred to as the "Secured Obligations"), a first lien on, and security interest in, all its right, title and interest in and to the following:

               i. (a) all of the issued and outstanding shares of the capital stock of Jabber.com, Inc., a Delaware corporation (the "Pledged Subsidiary"), which are presently owned by the Pledgor (with all such shares of capital stock identified in Schedule 1 hereto), and (b) all other equity interests in the Pledged Subsidiary whether now existing or hereafter acquired and all additional shares of capital stock of the Pledged Subsidiary from time to time received or acquired by the Pledgor by purchase, stock dividend, stock split, distribution or otherwise (all such shares of stock of the Pledged Subsidiary pledged hereunder being referred to collectively as the "Pledged Shares");

              ii. all certificates representing any of the Pledged Shares, whether currently existing or hereafter issued; and

              iii. except as otherwise provided in Section 5 hereof, any and all dividends, cash, securities, instruments, warrants, options and other property, proceeds and distributions from time to time received, receivable, paid or otherwise distributed in respect of, in substitution for, in addition to or in exchange for or evidencing any of the Pledged Shares and all proceeds thereof.

         (b) The Pledged Shares, the certificates therefor, all dividends, cash, securities, instruments, warrants, options and other property, proceeds and distributions from time to time received, receivable, paid or otherwise distributed in respect of, in substitution for, in addition to or in exchange for or evidencing any of the Pledged Shares and all proceeds thereof together with all other property, rights and interests described in this Section 1, whether now existing or hereafter acquired or obtained, are referred to herein collectively as the "Collateral."

     2.  Delivery of Pledged Share Certificates; Registry Notations.

         (a) All certificates or instruments representing or evidencing the Pledged Shares referred to in Section 1 hereof have previously been delivered or are being delivered to the Pledgee concurrently with the execution of this Agreement, and are in suitable form for transfer by delivery, endorsed in blank or accompanied by duly executed undated instruments of transfer or assignments in blank, having attached thereto or to such certificates all requisite federal, state or provincial stock transfer tax stamps, all in form and substance satisfactory to the Pledgee.

         (b) All necessary and appropriate entries, notations and written descriptions in the books or share registry of the Pledged Subsidiary evidencing and necessary or desirable to perfect the pledge of the Collateral pursuant hereto have been or will be made concurrently with the execution of this Agreement, and the Pledgor shall pay all requisite federal, state, provincial or other governmental fees or taxes therefor. The Pledgor shall forthwith take all other actions necessary, appropriate or desirable pursuant to applicable law to perfect the pledge of the Collateral.


     3.  Representations, Warranties, Covenants and Agreements of the Pledgor.

     The Pledgor represents, warrants, covenants and agrees that:

         (a) The Pledged Shares constitute all of the issued and outstanding common stock or other equity interests of the Pledged Subsidiary owned by the Pledgor.

         (b) The Pledged Shares have been duly authorized and are validly issued, fully paid and non-assessable.

         (c) Except for the security interests granted hereby, the Pledgor is, and as to Collateral acquired after the date hereof the Pledgor shall and will be at the time of acquisition, the record and beneficial owner and holder of the Collateral free from any adverse claim, security interest, pledge, encumbrance, lien, charge, or other right, title or interest of any person other than the Pledgee, and covenants that at all times the Collateral will be and remain free of all such adverse claims, security interests, pledges, encumbrances, liens, charges or other adverse interests by third parties. The Pledged Shares are free from and not otherwise subject to any voting agreements, voting trusts, proxies, options, preferential purchase rights or other right of any party to acquire all or any portion of the Pledged Shares.

         (d) None of the Pledged Shares bears any legend restricting their transfer.

         (e)  (i)    The Pledgor has full power and lawful authority to enter
into this Agreement and to pledge the Collateral to the Pledgee and to grant to the Pledgee a first and prior security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action.

              (ii) The execution and delivery and the performance hereof are not in contravention of any charter, articles of incorporation or by-law provision, or of any Instrument or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

              (iii) This Agreement constitutes the valid and legally binding obligation of the Pledgor enforceable in accordance with its terms.

              (iv) The Pledgor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer or representative acting for or on behalf of the Pledgor in connection with this Agreement or any aspect hereof, or entering into or executing this Agreement on behalf of the Pledgor, has been duly authorized to do so, and is fully empowered to act for and represent the Pledgor in connection with this Agreement and all matters related thereto or in connection therewith.

         (f)  (i)    Pledgor's principal place of business and chief executive
office is in Denver, Colorado. Pledgor shall not change the location of its principal place of business or chief executive office without twenty (20) days prior written notice to the Pledgee.

              (ii) The preamble hereof states the correct legal name of the Pledgor and the Pledgor does not conduct business under any other name. Pledgor shall not change its corporate name, nor do business under any name other than its current name, unless the Pledgor has delivered to the Pledgee written notice of such other names at least 30 days prior to the date of first use thereof by the Pledgor.

          (g)  (i)   The Pledgor has not heretofore agreed to or signed any
pledge, charge, financing statement or security agreement which covers any of the Collateral, and no such pledge, charge, financing statement or security agreement is now on file in any public office and the Pledgor has not heretofore filed or inserted any entries or notations in the books or share registry of the Pledgor or the Pledgor evidencing any pledge of the Collateral (other than such financing statements, security agreements and share registry notations, if any, of which both written notice and true and correct copies have heretofore been given by the Pledgor to the Pledgee).

               (ii) As long as any amount remains unpaid on any of the Secured Obligations or under any agreement entered into in connection with the Secured Obligations, except as expressly permitted by any such agreement,
     (A) the Pledgor will not enter into or execute any pledge, charge, security agreement or financing statement covering the Collateral, other than those pledges, charges, security agreements and financing statements in favor of the Pledgee hereunder, (B) the Pledgor shall not file or consent to the filing of any pledge, financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of the Pledgee hereunder, unless in any case the prior written consent of the Pledgee shall have been obtained, and further (C) the Pledgor shall not insert, file or make any notations in the books or share registry of the Pledgor evidencing any pledge of the Collateral, other than such entries and notations in favor of the Pledgee hereunder.

               (iii) The Pledgor authorizes the Pledgee to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement, personal property security act filing or other instrument for filing required by any jurisdiction applicable to the Collateral signed only by the Pledgee covering the Collateral, and hereby appoints the Pledgee as the Pledgor's attorney-in-fact to sign and file any such financing statements or other instruments covering the Collateral. At the request of the Pledgee, the Pledgor will join the Pledgee in executing such Instruments as the Pledgee may determine from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code, Personal Property Security Act or other applicable laws in effect where the Collateral is located or where the Pledgor conducts business; without limiting the generality of the foregoing, the Pledgor agrees to join the Pledgee, at the Pledgee's request, in executing one or more financing statements or other Instruments in form satisfactory to the Pledgee, and the Pledgor will pay the costs of filing or recording the same in all public offices at any time and from time to time whenever filing or recording of any such financing statement or other Instrument is deemed by the Pledgee to be necessary or desirable.

          (h) In the event that the Pledgor receives any promissory notes or evidences of indebtedness of the Pledgor, the Pledgor shall hold the same in trust as property of the Pledgee and forthwith assign, pledge and deliver the same to the Pledgee.

     4.   Rights of the Pledgee and the Pledgor Related to Collateral.

     The Pledgee may from time to time following the occurrence of an Event of Default, as defined in the Note or the Purchase Agreement:

          (a) Transfer any of the Collateral into the name of the Pledgee or its nominee.

          (b) Notify parties obligated on any of the Collateral to make payment to the Pledgee of any amounts due or to become due thereunder.

          (c) Enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of the Pledgor in any of the Collateral, except as hereinafter provided with respect to income from or interest on the Collateral and except that, prior to an Event of Default, the Pledgor may exercise its voting and consensual rights with respect to any Collateral constituting voting securities.

          (d)  Take possession or control of any proceeds of the Collateral.

     Until the occurrence of an Event of Default, the Pledgor shall have the right to receive all income from or interest on the Collateral, and if the Pledgee receives any such income or interest prior to the occurrence of an Event of Default, the Pledgee shall pay the same promptly to the Pledgor, except that in the case of securities or other property distributed by way of a dividend or otherwise with respect to the Collateral, such securities or other property shall be promptly delivered to the Pledgee to be held as Pledged Shares or other Collateral hereunder. Upon the occurrence of an Event of Default, the Pledgor will not demand or receive any income from or interest on the Collateral, and if the Pledgor receives any such income or interest without any demand by it, the same shall be held by the Pledgor in trust for the Pledgee in the same medium in which received, shall not be commingled with any assets of the Pledgor and shall be delivered to the Pledgee in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. The Pledgee may apply the net cash received from such income or interest to payment of any of the Secured Obligations, provided that the Pledgee shall account for and pay over to the Pledgor any such income or interest remaining after payment in full of the Secured Obligations then outstanding.

     So long as no Event of Default shall have occurred, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Pledgee's judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that the Pledgor shall give the Pledgee at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights.

     The Pledgee shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which the Pledgor agrees and undertakes to do at the Pledgor's expense, but the Pledgee may do so in its discretion at any time after the occurrence of an Event of Default and at such time the Pledgee shall have the right to take any steps by judicial process or otherwise as it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by the Pledgee in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by the Pledgor or reimbursed by the Pledgor to the Pledgee upon demand. The proceeds received by the Pledgee as a result of any such actions in collecting or enforcing or protecting the Collateral shall be utilized by the Pledgee in accordance with Section 10 hereof.

     5.  Further Assurances.

     The Pledgor agrees to take such actions and to execute such stock or bond powers or other Instruments and such other or different writings as the Pledgee may reasonably request further to perfect, confirm and assure the Pledgee's security interest in the Collateral and irrevocably authorizes the Pledgee, as Pledgor's agent and attorney-in-fact, to assist the Pledgee's realization thereon upon the occurrence of an Event of Default including, without limitation, the right to receive, indorse, and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Shares or any part thereof.

     6.  Events of Default.

     The occurrence of an Event of Default under the Note, the Purchase Agreement or any other Transaction Document shall constitute an "Event of Default" hereunder.

     7.  Rights and Remedies of the Pledgee Upon Default.

     If an Event of Default shall have occurred:

         (a) The Pledgee shall have and may exercise with reference to the Collateral and the Secured Obligations any and all of the rights and remedies of a secured party under the Uniform Commercial Code ("UCC"), and as otherwise granted herein or under any other applicable law or under any other Transaction Document now or hereafter in effect executed by the Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by the Pledgee and toward payment of the Secured Obligations in such order or manner as permitted by law. Specifically and without limiting the foregoing, the Pledgee shall have the right to take possession of all or any part of the Collateral, any certificate therefor or any security therefor and of all books, records, papers and documents of the Pledgor or in the Pledgor's possession or control relating to the Collateral which are not already in the Pledgee's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, the Pledgor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of the Pledgor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Pledgee existing after default hereunder. The Pledgee shall have all other rights and remedies available, whether at law or in equity.

         (b) Upon notice by the Pledgee to the Pledgor, the Pledgee or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as the Pledgee may elect.

         (c) All dividends, payments of interest and other distributions of every character made upon or in respect of the Pledged Shares or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by the Pledgee as additional Collateral pledged under and subject to this Agreement.

         (d) All rights to marshaling of assets of the Pledgor, including any such right with respect to the Collateral, are hereby waived by the Pledgor.

     8.  Special Provisions for Pledged Shares.

     The Pledgor hereby acknowledges that the sale by the Pledgee of any of the Pledged Shares pursuant to the terms hereof in compliance with federal and applicable state or securities laws or the securities laws of any other applicable jurisdiction exercising valid jurisdiction over the Pledged Shares (as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect, the "Securities Laws") may require strict limitations as to the manner in which the Pledgee or any subsequent transferee of the Pledged Shares may dispose of such securities. The Pledgor understands that in order to protect the Pledgee's interest it may be necessary to sell the Pledged Shares at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering requested under the Securities Laws. The Pledgor has no and waives any objection to a sale in such a manner.

     9.  Application of Proceeds by the Pledgee.

     In the event the Pledgee sells or otherwise disposes of the Collateral in the course of exercising the remedies provided for in Sections 8 or 9 hereof, any amounts held, realized or received by the Pledgee pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by the Pledgee first toward the payment of any costs and expenses incurred by the Pledgee in enforcing this Agreement, then to any amounts otherwise due hereunder or under the Guaranty, and then as provided in the Purchase Agreement. Any amounts and any Collateral remaining after such application and after payment to the Pledgee of all of the Secured Obligations in full shall be paid or delivered as required by law, or as a court of competent jurisdiction may direct.

     The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters or (y) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     10.  Absolute Interest.

          (a) All rights of the Pledgee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of the Purchase Agreement, the Note or any other Transaction Document, any agreement with respect to the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Note or any other Transaction Document, (iii) any exchange, release or non-perfection of any Collateral or any other security for or Collateral securing the Secured Obligations, or any release or amendment or waiver of or any consent to or departure from any guarantee or any other security, for all or any of the Secured Obligations or (iv) any other circumstance which might constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or this Agreement.

          (b) The Pledgee is hereby subrogated to all of the Pledgor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

     11.  Termination.

     This Agreement and the security interests created hereunder shall terminate when all the Secured Obligations have been indefeasibly paid in full, at which time the Pledgee shall execute and deliver to the Pledgor all documents which the Pledgor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by the Pledgee to the Pledgor; provided, however, that all indemnities of the Pledgor contained in this Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest of this Agreement.

     12.  Additional Information.

     The Pledgor agrees to furnish the Pledgee from time to time such additional information and copies of such documents relating to this Agreement, the Collateral, the Secured Obligations and the Pledgor's financial condition as the Pledgee may reasonably request.

     13.  Notices.

     Any communication, notice or demand to be given hereunder shall be in writing and given in the manner and to the addresses set forth in the Purchase Agreement.

     14.  Indemnity and Expenses.

     The Pledgor agrees to indemnify the Pledgee, and the officers, directors, employees and agents of the Pledgee (with the foregoing referred to collectively as the "Indemnified Parties"), for, and to hold each Indemnified Party harmless against, any loss, liability, claim judgment, settlement, compromise, obligation, damage or penalty of any kind or nature, including the costs and expenses of the Indemnified Party incurred in defending itself against any claim of liability in connection with or arising out of this Agreement, unless arising from the gross negligence or willful misconduct of such Indemnified Party.

     15.  No Waiver; Cumulative Rights.

     No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Pledgee or allowed it by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Pledgee from time to time.

     16.  GOVERNING LAW; CONSENT TO JURISDICTION.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding the body of law relating to conflict of laws.

     17.  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same agreement. Each of the parties to this Agreement will be entitled to rely upon delivery by facsimile machine of an executed copy of this Agreement and acceptance of such facsimile copy will be legally effective to create a valid and binding agreement between the parties in accordance with the terms hereof.

     18.  Severability.

     If any one or more provisions of this Agreement should be declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the date first above written.


                                PLEDGOR:

                                WEBB INTERACTIVE SERVICES, INC.


                                By:    /s/  Gwenael Hagan
                                       ------------------
                                Name:  Gwenael Hagan
                                Title: Senior Vice President Corporate
                                       Development


                                PLEDGEE:

                                FRANCE TELECOM TECHNOLOGIES


                                By:    /s/ Eric Cozanet
                                       ----------------
                                Name:  Eric Coganet
                                Title: Director General

                                   SCHEDULE 1
                                   ----------

                         DESCRIPTION OF PLEDGED SHARES



ISSUER    CLASS     CERTIFICATE     NUMBER OF          PERCENTAGE OF
                    NUMBER          SHARES             SHARES
                                                       OUTSTANDING
                                                       OWNED BY



                                      S-1